                                                                   EXHIBIT 99.1


[KPMG PEAT MARWICK LLP LETTERHEAD]

                       Independent Accountant's Report


First Union Master Credit Card Trust
c/o The Bank of New York, as Trustee
101 Barclay Street
New York, New York  10286

Moody's Investors Service
99 Church Street
New York, New York  10007

Standard & Poor's
25 Broadway
New York, New York  10004

First Union National Bank of Georgia
999 Peachtree Street, Suite 1200
Atlanta, Georgia  30309

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by First Union National Bank of Georgia ("FUNBGA") and the other addressees set forth above, solely to assist the users in evaluating management's assertion about FUNBGA's compliance with Article III, Section 3.04 (b) of the Pooling and Servicing Agreement for the First Union Master Credit Card Trust dated as of September 29, 1995, as amended, including supplements dated March 5, 1996 and April 23, 1996, by and between FUNBGA, as Transferor and Servicer, and The Bank of New York, as Trustee (the "Agreement"), during the period March 5, 1996 through December 31, 1996, included in the accompanying Management Representation on First Union National Bank of Georgia's Compliance, as Servicer, with Article III, Section 3.04 (b) of the Pooling and Servicing Agreement. The sufficiency of these procedures is solely the responsibility of the specified users of the report. Consequently, we make no representation regarding the sufficiency of the procedures either for the purpose for which this report has been requested or for any other purpose.

FUNBGA is servicer for each of the following series of Asset Backed Certificates issued by First Union Master Credit Card Trust (the "Trust"):

      $995,273,000 Floating Rate Asset Backed Certificates, Series 1996-1 $324,546,000 Floating Rate Asset Backed Certificates, Series 1996-2

[KPMG PEAT MARWICK LLP LETTERHEAD]

First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997




DEFINITIONS

Unless otherwise indicated, the following conventions and definitions have been utilized in performing our procedures:

      - The term "comparing" means compared to and found to be in agreement, unless otherwise noted. The term "recomputing" means calculated and found the amount so calculated to be in agreement, unless otherwise noted.

      - We have assumed amounts to be in agreement if they differ by less than $1,000 or .01%.

      - The term "First Union Portfolio Securitization Reports" means the reports prepared for FUNBGA by EDS, Inc. ("EDS"). EDS is a third-party vendor engaged by FUNBGA to provide accounting system services related to credit cards.

      - The term "Prospectus" (individually) or "Prospectuses" (in the aggregate) means the $995,273,000 First Union Master Credit Card Trust Series 1996-1 Asset Backed Certificates Prospectus Supplement dated February 28, 1996 and the $324,546,000 First Union Master Credit Card Trust Series 1996-2 Asset Backed Certificates Prospectus Supplement dated April 17, 1996.

      - The "Investor Balance" was recomputed as the sum of the total outstandings of the Class A, Class B and Collateral Interest amounts for both of the Series 1996-1 and 1996-2 in the applicable Prospectuses.

      - The "Series Investor Balance" was recomputed as the sum of the total outstandings of the Class A, Class B and Collateral Interest amounts in the Prospectus for the applicable Series.

      - The "Investor Percentage" was recomputed by dividing the Investor Balance by "Principal, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report for the previous month-end.

      - The "Series Investor Percentage" was recomputed by dividing the Series Investor Balance by "Principal, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report for the previous month-end.

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Page 3

First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997



      - The "Fixed 1995-A Investor Percentage" was recomputed as the Series 1995-A outstanding balance at March 29, 1996, recomputed from a spreadsheet prepared by Citicorp and obtained from FUNBGA's management, divided by "Principal, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report as of March 29, 1996.

      - The "1996-1 March Series Investor Percentage" was recomputed as the 1996-1 Series Investor Balance divided by "Ending Principal Balance" at March 5, 1996 in the First Union National Bank Daily Change in Balance report.

      - The "Fixed April Investor Percentage" was recomputed as the sum of the Fixed 1995-A Investor Percentage and the 1996-1 April Series Investor Percentage.

      - The "Floating April Investor Percentage" was recomputed as the sum of the Series 1995-A weighted average outstanding balance for the month of April 1996, recomputed from spreadsheets prepared by Citicorp and obtained from FUNBGA's management, divided by "Principal, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report as of March 29, 1996 and the 1996-1 April Series Investor Percentage.

      - The "1996-1 Subsequent April Series Investor Percentage" was recomputed as the 1996-1 Series Investor Balance divided by "Principal, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report as of April 22, 1996.

      - The "1996-2 April Series Investor Percentage" was recomputed as the 1996-2 Series Investor Balance divided by "Principal, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report as of April 22, 1996.

      - The "Fixed May Investor Percentage" was recomputed as the sum of the Fixed 1995-A Investor Percentage; the 1996-1 May Series Investor Percentage; and the 1996-2 May Series Investor Percentage.

      - The "Floating May Investor Percentage" was recomputed as the sum of the Series 1995-A weighted average outstanding balance for the month of May 1996, recomputed from spreadsheets prepared by Citicorp and obtained from FUNBGA's management, divided by "Principal, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report as of April 30 1996; the 1996-1 May Series Investor Percentage; and the 1996-2 May Series Investor Percentage.

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Page 4

First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997



      - The "June Series Investor Percentage" was recomputed as the sum of the applicable Series Investor Balance divided by "Principal, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report as of May 31, 1996 multiplied by 20/30 and the applicable Series Investor Balance divided by "Principal, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report as of June 22, 1996 multiplied by 10/30.

      - The "Fixed June Investor Percentage" was recomputed as the sum of the Fixed 1995-A Investor Percentage; the 1996-1 June Series Investor Percentage; and the 1996-2 June Series Investor Percentage.

      - The "Floating June Investor Percentage" was recomputed as the sum of the Series 1995-A weighted average outstanding balance for the period June 1 - June 22, 1996, recomputed from spreadsheets prepared by Citicorp and obtained from FUNBGA's management, divided by "Principal, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report as of May 31, 1996 multiplied by 20/30; the Series 1995-A weighted average outstanding balance for the period June 23 - June 30, 1996, recomputed from spreadsheets prepared by Citicorp and obtained from FUNBGA's management, divided by "Principal, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report as of June 22, 1996 multiplied by 10/30; the 1996-1 June Series Investor Percentage; and the 1996-2 June Series Investor Percentage.

      - The "Fixed July Investor Percentage" was recomputed as the sum of the Fixed 1995-A Investor Percentage; the 1996-1 July Series Investor Percentage; and the 1996-2 July Series Investor Percentage.

      - The "Floating July Investor Percentage" was recomputed as the sum of the Series 1995-A weighted average outstanding balance for the month of July 1996, recomputed from spreadsheets prepared by Citicorp and obtained from FUNBGA's management, divided by "Principal, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report as of June 30, 1996; the 1996-1 July Series Investor Percentage; and the 1996-2 July Series Investor Percentage.

      - The "March Balance" was recomputed as the sum of the appropriate ending amounts as of March 28, 1996 less the appropriate amounts as of March 1, 1996 and March 4, 1996 in the First Union National Bank Daily Change in Balance report, and the appropriate amount per the First Union Portfolio Securitization Daily Change in Balance or Month to Date Change in Balance report as of March 29, 1996.

[KPMG PEAT MARWICK LLP LETTERHEAD]

First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997



      - "Trust Charge-offs" were recomputed as the sum of "Principal, Credit Chargeoff", "Principal, Bankrupt Chargeoff" and "Principal, Reinstated Chargeoff", per the First Union Securitization Month to Date Change in Balance report for the applicable month-end.

      - "In-House Recoveries" were recomputed as Trust Charge-offs multiplied by the ratio of total credit card receivable recoveries for the applicable month, per the general ledger, to total credit card receivable charge-offs for the applicable month, per the general ledger, multiplied by the Investor Percentage.

      - "Sales of Contractual Charge-off Recoveries" were recomputed as the sum of Sale of Contractual Charge-offs, per the general ledger, and Sale of Contractual Charge-offs (aged), per the general ledger, multiplied by 21.67%, multiplied by the ratio of the Investor Balance to the total credit card receivable outstanding balance, per the general ledger for the previous month-end.

PROCEDURES

We performed the following procedures with respect to the indicated amounts in the April Monthly Servicer's Certificate (the "Certificates") described in
Article III, Section 3.04 (b) of the Agreement:

Exhibit C of Pooling and Servicing Revised Form of Monthly Servicer's
Certificate

Line 5: Recomputed the amount as the sum of "Principal, Payments", "Fees, Payments" and "Interest, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996.

Line 6: Recomputed the amount as the sum of the March Balance Principal Receivables multiplied by the 1996-1 March Series Investor Percentage and the sum of "Principal, Sales", "Principal, Cash Advances" less "Principal, Returns" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by the Fixed April Investor Percentage.

Line 7: Recomputed the amount as the sum of the March Balance Collections of Finance Charge Receivables multiplied by the 1996-1 March Series Investor Percentage and the sum of "Fees, Payments" and "Interest, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by the Floating April Investor Percentage.

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Page 6

First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997



Line 8: Recomputed the amount as the sum of the March Balance Net Purchases multiplied by the 1996-1 March Series Investor Percentage multiplied by 1.4% and "Principal, Sales" less "Principal, Returns" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by the Floating April Investor Percentage multiplied by 1.4%.

Line 9: Recomputed the amount as the sum of the March Balance Charge-offs multiplied by the 1996-1 March Series Investor Percentage multiplied by 5.19% (recomputed as Total Recoveries divided by Total Chargeoffs per the general ledger for the month of April 1996) and April Trust Charge-offs multiplied by the Floating April Investor Percentage multiplied by 5.19%.

Line 10: Recomputed the amount as the sum of the amounts in Line 7, Line 8 and Line 9 of Exhibit C.

Line 11: Compared the amount to "Balance, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report as of April 30, 1996.

Line 12: Recomputed the amount as the sum of the March Balance Principal Payments multiplied by the 1996-1 March Series Investor Percentage and "Principal, Payments" in the First Union Portfolio
           Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by the Fixed April Investor Percentage.

Line 13:   $0 per the Servicer.

Line 14: Recomputed the amount as the sum of the amount in Line 12 of Exhibit C and "Principal, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 less "Principal, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 22, 1996 multiplied by the 1996-2 April Series Investor Percentage.

Line 15:   None per the Servicer.

Schedule to Exhibit C of Series Supplement Revised Schedule to Monthly Servicer's Certificate

Line 1: Recomputed the amount as the sum of the March Balance Principal Payments multiplied by the 1996-1 March Series Investor Percentage and "Principal, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by the 1996-1 April Series Investor Percentage.

Line 2: Recomputed the amount as the sum of the March Balance Collections of Finance Charge Receivables multiplied by the 1996-1 March Series Investor Percentage and the sum of "Fees, Payments" and "Interest, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by the 1996-1 April Series Investor Percentage.

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Page 7

First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997



Line 3: Recomputed the amount as the sum of the March Balance Net Purchases multiplied by the 1996-1 March Series Investor Percentage multiplied by 1.4% and "Principal, Sales" less "Principal, Returns" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by the 1996-1 April Series Investor Percentage multiplied by 1.4%.

Line 4: Compared the amount to the Servicer Interchange first Transfer Date amount on page 20 of the supplement dated March 5, 1996.

Line 5: Recomputed the amount as the sum of March Balance Charge-offs multiplied by the 1996-1 March Series Investor Percentage multiplied by 5.19% (as calculated in Line 9 of Exhibit C); the April Balance Trust Charge-offs multiplied by the 1996-1 April Series Investor Percentage multiplied by 5.19%; the amounts in Line 2 and Line 3 less the amount in Line 4 of the Schedule to Exhibit C.

Line 6: Recomputed the amount as the sum of the March Balance Principal Payments multiplied by the 1996-1 March Series Investor Percentage; "Principal, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 22, 1996 multiplied by the 1996-1 April Series Investor Percentage; and "Principal, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 less "Principal, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 22, 1996 multiplied by the 1996-1 Subsequent April Series Investor Percentage.

Line 7:    N/A per the Servicer.

Line 8: Compared the amount to the sum of Net Interest per spreadsheets prepared by Sanwa Bank for for the period March 5, 1996 through May 15, 1996 and obtained from FUNBGA's management.

Line 9:    $0 per the Servicer.

Line 10: Compared the amount to the Collateral Interest amount in the applicable Prospectus.

Line 11: (i) and (ii): Compared the amount to an Interest Calculation spreadsheet prepared by FUNBGA's management.

           (iii): Compared the amount to the amount in Line 8 of the Schedule to Exhibit C.

Line 12:   (i), (ii) and (iii):  All $0 per the Servicer.

Line 13: (i), (ii) and (iii): Recomputed the amounts as the sum of the corresponding amounts in Line 11 and Line 12 of the Schedule to Exhibit C.

Line 14:   None per the Servicer.

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Page 8

First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997



FINDINGS

                                  FUNBGA Computed As            KPMG Recomputed As
                                  ------------------            ------------------


Exhibit C
---------
Line 6                              $262,204,241                    251,458,581

Line 7                                36,655,488                     35,468,367

Line 8                                 1,990,125                      1,922,864

Line 9                                   692,295                        672,745

Line 10                               39,337,908                     38,063,976

Line 12                              222,688,196                    229,180,309

Line 14                              229,307,788                    235,799,846

Schedule to Exhibit C
---------------------

Line 1                               159,814,749                    159,146,861

PROCEDURES

We performed the following procedures with respect to the indicated amounts in the May Monthly Servicer's Certificate (the "Certificates") described in
Article III, Section 3.04 (b) of the Agreement:

Exhibit C - Form of Monthly Servicer's Certificate

Line 5: Recomputed the amount as the sum of "Principal, Payments", "Fees, Payments" and "Interest, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of May 31, 1996 and the sum of "Principal, Payments", "Fees, Payments" and "Interest, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by 3.4%.

Line 6: Recomputed the amount as the sum of "Principal, Sales", "Principal, Cash Advances" less "Principal, Returns" in the First Union Portfolio Securitization Month to Date Change in Balance report as of May 31, 1996 multiplied by the Fixed May Investor Percentage and the sum of "Principal, Sales", "Principal, Cash Advances" less "Principal, Returns" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by 3.4%.

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Page 9

First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997



Line 7: Recomputed the amount as the sum of "Fees, Payments" and "Interest, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of May 31, 1996 multiplied by the Floating May Investor Percentage and the sum of "Fees, Payments" and "Interest, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by 3.4%.

Line 8: Recomputed the amount as the sum of "Principal, Sales" less "Principal, Returns" in the First Union Portfolio Securitization Month to Date Change in Balance report as of May 31, 1996 multiplied by the Floating May Investor Percentage multiplied by 1.4% and "Principal, Sales" less "Principal, Returns" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by 3.4% multiplied by 1.4%.

Line 9: Recomputed the amount as May Trust Charge-offs multiplied by the Floating May Investor Percentage multiplied by 5% and the April Trust Charge-offs multiplied by 1.4159% multiplied by 5.19%.

Line 10: Recomputed the amount as the sum of the amounts in Line 7, Line 8 and Line 9 of Exhibit C.

Line 11: Compared the amount to "Balance, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report as of May 31, 1996.

Line 12: Recomputed the amount as the sum of "Principal, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of May 31, 1996 multiplied by the Fixed May Investor Percentage and "Principal, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by 3.4% .

Line 13:   $0 per the Servicer.

Line 14:   Compared the amount to the amount in Line 12 of Exhibit C.

Line 15:   None per the Servicer.

Schedule to Exhibit C - Schedule to Monthly Servicer's Certificate Series
1996-1

Line 1: Recomputed the amount as "Principal, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of May 31, 1996 multiplied by the 1996-1 Series Investor Percentage.

Line 2: Recomputed the amount as the sum of "Fees, Payments" and "Interest, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of May 31, 1996 multiplied by the 1996-1 Series Investor Percentage.

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First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997



Line 3: Recomputed the amount as "Principal, Sales" less "Principal, Returns" in the First Union Portfolio Securitization Month to Date Change in Balance report as of May 31, 1996 multiplied by the 1996-1 Series Investor Percentage multiplied by 1.4%.

Line 4: Recomputed the amount as the Series Investor Balance multiplied by .75% divided by 12.

Line 5: Recomputed the amount as the sum of Trust Charge-offs multiplied by the 1996-1 Series Investor Percentage multiplied by 5%; and the amounts in Line 2 and Line 3 less the amount in Line 4 of the Schedule to Exhibit C.

Line 6: Compared the amount to the amount in Line 1 of the Schedule to Exhibit C.

Line 7:    N/A per the Servicer.

Line 8: Compared the amount to Net Interest Due Sanwa per a spreadsheet prepared by Sanwa Bank for May and obtained from FUNBGA's management.

Line 9:    0 per the Servicer.

Line 10: Compared the amount to the Collateral Interest amount in the applicable Prospectus.

Line 11: (i) and (ii): Compared the amount to an Interest Calculation spreadsheet prepared by FUNBGA's management.

           (ii) Collateral Interest Holder: Compared the amount to the amount in Line 8 of the Schedule to Exhibit C.

Line 12:   (i), (ii) and (ii) Collateral Interest Holder:  All 0 per the
           Servicer.

Line 13: (i), (ii) and (ii) Collateral Interest Holder: Recomputed the amounts as the sum of the corresponding amounts in Line 11 and Line 12 of the Schedule to Exhibit C.

Line 14:   None per the Servicer.

Schedule to Exhibit C - Schedule to Monthly Servicer's Certificate Series
1996-2

Line 1: Recomputed the amount as the sum of "Principal, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of May 31, 1996 multiplied by the 1996-2 Series Investor Percentage and the sum of "Principal, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by 3.4%.

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First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997



Line 2: Recomputed the amount as the sum of "Fees, Payments" and "Interest, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of May 31, 1996 multiplied by the 1996-2 Series Investor Percentage and the sum of "Fees, Payments" and "Interest, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by 3.4%.

Line 3: Recomputed the amount as the sum of "Principal, Sales" less "Principal, Returns" in the First Union Portfolio Securitization Month to Date Change in Balance report as of May 31, 1996 multiplied by the 1996-2 Series Investor Percentage multiplied by 1.4% and "Principal, Sales" less "Principal, Returns" in the First Union Portfolio Securitization Month to Date Change in Balance report as of April 30, 1996 multiplied by 3.4% multiplied by 1.4%.

Line 4: Compared the amount to the Servicer Interchange first Transfer Date amount on page 20 of the supplement dated April 23, 1996.

Line 5: Recomputed the amount as the sum of May Trust Charge-offs multiplied by the 1996-2 Series Investor Percentage multiplied by 5%; April Trust Charge-offs multiplied by 1.4159% multiplied by 5.19%; and the amounts in Line 2 and Line 3 less the amount in Line 4 of the Schedule to Exhibit C.

Line 6: Compared the amount to the amount in Line 1 of the Schedule to Exhibit C.

Line 7:    N/A per the Servicer.

Line 8: Compared the amount to Total Interest Due per a memorandum prepared by The Dai-Ichi Kangyo Bank, Ltd. for May and obtained from FUNBGA's management.

Line 9:    0 per the Servicer.

Line 10: Compared the amount to the Collateral Interest amount in the applicable Prospectus.

Line 11: (i) and (ii): Compared the amount to an Interest Calculation spreadsheet prepared by FUNBGA's management.

           (ii) Collateral Interest Holder: Compared the amount to the amount in Line 8 of the Schedule to Exhibit C.

Line 12:   (i), (ii) and (ii) Collateral Interest Holder:  All 0 per the
           Servicer.

Line 13: (i), (ii) and (ii) Collateral Interest Holder: Recomputed the amounts as the sum of the corresponding amounts in Line 11 and Line 12 of the Schedule to Exhibit C.

Line 14:   None per the Servicer.

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Page 12

First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997


FINDINGS

The 1996-1 May Series Investor Percentage of 26.6546% and the 1996-2 April Series Investor Percentage for collections of 1.4159% and for other computations of 3.4% utilized in the above computations could not be recomputed.

PROCEDURES

We performed the following procedures with respect to the indicated amounts in each of the Monthly Servicer's Certificates (the "Certificates") described in
Article III, Section 3.04 (b) of the Agreement during the monthly periods of June 1996 through December 1996:

Exhibit C - Form of Monthly Servicer's Certificate

Line 5: Compared the amount to "Principal, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report for the applicable month-end.

Line 6: Recomputed the amount as the sum of "Fees, Payments" and "Interest, Payments" in the First Union Portfolio Securitization Month to Date Change in Balance report for the applicable month-end.

Line 7: Recomputed the amount as the sum of "Principal, Sales" and "Principal, Cash Advances" less "Principal, Returns" in the First Union Portfolio Securitization Month to Date Change in Balance report for the applicable month-end, multiplied by the Investor Percentage (for the months of June and July 1996 the sum was multiplied by the Fixed June Investor Percentage and the Fixed July Investor Percentage, respectively).

Line 8: Recomputed the amount as the amount in Line 6 of Exhibit C multiplied by the Investor Percentage (for the months of June and July 1996 the amount was multiplied by the Floating June Investor Percentage and the Floating July Investor Percentage, respectively).

Line 9: Recomputed the amount as "Principal, Sales" less "Principal, Returns" in the First Union Portfolio Securitization Month to Date Change in Balance report for the applicable month-end, multiplied by the Investor Percentage (for the months of June and July 1996 the amount was multiplied by the Floating June Investor Percentage and the Floating July Investor Percentage, respectively) multiplied by 1.4%.

[KPMG PEAT MARWICK LLP LETTERHEAD]

First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997



Line 10: For the month of June: recomputed the amount as Trust Charge-offs plus $9,029,545, representing bankruptcies as the result of the removal of accounts at June 22, 1996 (per a spreadsheet obtained from FUNBGA management), multiplied by 5%, multiplied by the Floating June Investor Percentage.
           For the months of July and August: recomputed the amount as Trust Charge-offs, multiplied by 5%, multiplied by the Investor Percentage (for the month of July 1996 the amount was multiplied by the Floating July Investor Percentage).
           For the months of September and October: recomputed the amount as the sum of In-House Recoveries and Sales of Contractual Charge-off Recoveries.
           For the months of November and December: recomputed the amount as total recoveries, per the general ledger for the applicable month, multiplied by the ratio of the Investor Balance to the total credit card receivable outstanding balance for the previous month-end, per the general ledger.

Line 11: Recomputed the amount as the sum of the amounts in Line 8, Line 9 and Line 10 of Exhibit C.

Line 12: For the months of June and July: compared the amount to "Balance, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report for the applicable month-end.
           For the months of August through December: compared the amount to "Principal, Calculated Closing" in the First Union Portfolio Securitization Daily Change in Balance report for the applicable month-end.

Line 13: Recomputed the amount as the amount in Line 5 of Exhibit C multiplied by the Investor Percentage (for the months of June and July 1996 the amount was multiplied by the Fixed June Investor Percentage and the Fixed July Investor Percentage, respectively).

Line 14:   None per the Servicer.

Line 15:   Compared the amount to Line 13 of Exhibit C.

Line 16:   None per the Servicer.

Schedule to Exhibit C - Schedule to Monthly Servicer's Certificate (for both Series 1996-1 and Series 1996-2)

Line 1: Recomputed the amount as the amount in Line 5 of Exhibit C multiplied by the applicable Series Investor Percentage.

Line 2: Recomputed the amount as the amount in Line 6 of Exhibit C multiplied by the applicable Series Investor Percentage.

[KPMG PEAT MARWICK LLP LETTERHEAD]

First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997



Line 3: Recomputed the amount as "Principal, Sales" less "Principal, Returns" in the First Union Portfolio Securitization Month to Date Change in Balance report for the applicable month-end, multiplied by the applicable Series Investor Percentage multiplied by 1.4%.

Line 4: Recomputed the amount as the Series Investor Balance multiplied by .75% divided by 12.

Line 5: Recomputed the amount as the amount in Line 10 of Exhibit C multiplied by the ratio of the applicable Series Investor Balance to the Investor Balance added to the sum of the amounts in Line 2 and Line 3 less the amount in Line 4 of the applicable Schedule to Exhibit C.

Line 6: Compared the amount to the amount in Line 1 of the applicable Schedule to Exhibit C.

Line 7:    N/A per the Servicer.

Line 8: Compared the amount to Net Interest Due Sanwa per a spreadsheet prepared by Sanwa Bank for the applicable month and obtained from FUNBGA's management for Series 1996-1 and compared the amount to Total Interest Due per a memorandum prepared by The Dai-Ichi Kangyo Bank, Ltd. for the applicable month and obtained from FUNBGA's management for Series 1996-2.

Line 9:    0.00 per the Servicer.

Line 10: Compared the amount to the Collateral Interest amount in the applicable Prospectus.

Line 11: (i) and (ii): Compared the amount to Interest Payable per separate memorandums for Series 1996-1 and 1996-2 prepared by The Bank of New York for the applicable month and obtained from FUNBGA's management.

           (ii) Collateral Interest Holder: Compared the amount to the amount in Line 8 of the applicable Schedule to Exhibit C.

Line 12:   (i), (ii) and (ii) Collateral Interest Holder:  All 0.00 per the
           Servicer.

Line 13: (i), (ii) and (ii) Collateral Interest Holder: Recomputed as the sum of the corresponding amounts in Line 11 and Line 12 of the applicable Schedule to Exhibit C.

Line 14:   None per the Servicer.

[KPMG PEAT MARWICK LLP LETTERHEAD]

First Union Master Credit Card Trust
      c/o The Bank of New York, as Trustee
Moody's Investment Service
Standard & Poor's
First Union National Bank of Georgia
March 27, 1997



FINDINGS

Line 12 of Exhibit C for the month of July 1996 reads as $3,241,255,095.88 and should read as $3,260,884,470.16.

Line 8, Line 11 (ii) Collateral Interest Holder and Line 13 (ii) Collateral Interest Holder of Schedule to Exhibit C - Series 1996-1 for the month of July 1996 read as $584,748.22 and should read as $575,670.68. The correct amount of $575,670.68 was compared to Line III E. in Exhibit B - Form of Monthly Payment Instructions and Notification to the Trustee for the month of July 1996.

Line 11 (i) and Line 13 (i) of Schedule to Exhibit C - Series 1996-1 for the month of July 1996 read as $4,487,602.58 and should read as $4,488,802.41. The correct amount of $4,488,802.41 was compared to Line I B. 1 and Line II A. 1 in Exhibit B - Form of Monthly Payment Instructions and Notification to the Trustee for the month of July 1996.

Line 11 (ii) and Line 13 (ii) of Schedule to Exhibit C - Series 1996-1 for the month of July 1996 read as $367,167.48 and should read as $375,045.19. The correct amount of $375,045.19 was compared to Line I F. 1 and Line II A. 1 in Exhibit B - Form of Monthly Payment Instructions and Notification to the Trustee for the month of July 1996.

                                   * * * * *


These agreed upon procedures are substantially less in scope than an examination, the objective of which is the expression of an opinion on Management Representation on First Union National Bank of Georgia's Compliance, as Servicer, with Article III, Section 3.04 (b) of the Pooling and Servicing Agreement. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the use of the addresses listed above and the owners of the Certificates, and should not be used by those who did not participate in determining the procedures.

                                                       /s/ KPMG PEAT MARWICK LLP

March 27, 1997

FIRST UNION NATIONAL BANK
OF GEORGIA


[FIRST UNION LOGO]


     Management Representation on First Union National Bank of Georgia's
          Compliance, as Servicer, with Article III, Section 3.04(b) of the Pooling and Servicing Agreement


Management of First Union National Bank of Georgia (FUNBGA), as Servicer, is responsible for the preparation of the Monthly Servicer's Certificates in compliance with Article III, Section 3.04 (b) of the Pooling and Servicing Agreement for the First Union Master Credit Card Trust dated as of September 29, 1995, as amended, including supplements dated March 5, 1996 and April
23, 1996, by and between FUNBGA, as Transferor and Servicer, and The Bank of New York, as Trustee (the "Agreement"), during the period March 5, 1996 through December 31, 1996.

Management assessed its compliance with the preparation of the Monthly Servicer's Certificates in compliance with Article III, Section 3.04 (b) of the Agreement. Based on this assessment, management believes that FUNBGA complied, in all material respects, with Article III, Section 3.04 (b) of the Agreement during the period March 5, 1996 through December 31, 1996.


/s/ FRED WINKLER
Fred Winkler
Executive Vice President
First Union National Bank of Georgia


/s/ JAMES H. GILBRAITH, II
James H. Gilbraith, II
Vice President and Managing Director
First Union National Bank of Georgia


March 27, 1997

[KPMG PEAT MARWICK LLP LETTERHEAD]

                        Independent Accountant's Report


First Union Master Credit Card Trust
c/o The Bank of New York, as Trustee
101 Barclay Street
New York, New York  10286

Moody's Investors Service
99 Church Street
New York, New York  10007

Standard & Poor's
25 Broadway
New York, New York  10004

First Union National Bank of Georgia
999 Peachtree Street, Suite 1200
Atlanta, Georgia  30309


We have examined management's assertion about First Union National Bank of Georgia's (FUNBGA) compliance, as Servicer, with the servicing requirements in
Article IV, Section 4.03 of the Pooling and Servicing Agreement for the First Union Master Credit Card Trust dated as of September 29, 1995, as amended, including supplements dated March 5, 1996 and April 23, 1996, by and between FUNBGA, as Transferor and Servicer, and The Bank of New York, as Trustee (the "Agreement"), during the period March 5, 1996 through December 31, 1996, included in the accompanying Management Representation on First Union National Bank of Georgia's Compliance, as Servicer, with the Servicing Requirements of the Pooling and Servicing Agreement. Management is responsible for FUNBGA's compliance with the aforementioned section of the Agreement. Our responsibility is to express an opinion on management's assertion about FUNBGA's compliance based upon our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about FUNBGA's compliance with the aforementioned section of the Agreement and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on FUNBGA's compliance with that section.

In our opinion, management's assertion that FUNBGA was materially in compliance with the servicing requirements in Article IV, Section 4.03 of the Agreement during the period March 5, 1996 through December 31, 1996, is fairly stated, in all material respects.


                                                    /s/ KPMG PEAT MARWICK LLP


March 27, 1997

FIRST UNION NATIONAL BANK
OF GEORGIA

[FIRST UNION LOGO]


     Management Representation on First Union National Bank of Georgia's
           Compliance, as Servicer, with the Servicing Requirements of the Pooling and Servicing Agreement


Management of First Union National Bank of Georgia (FUNBGA), as Servicer, is responsible for compliance with the servicing requirements in Article IV,
Section 4.03 of the Pooling and Servicing Agreement for the First Union Master Credit Card Trust dated as of September 29, 1995, as amended, including supplements dated March 5, 1996 and April 23, 1996, by and between FUNBGA, as Transferor and Servicer, and The Bank of New York, as Trustee (the "Agreement"), during the period March 5, 1996 through December 31, 1996.

Management assessed its compliance with the servicing requirements in Article IV, Section 4.03 of the Agreement. Based upon this assessment, management believes that, FUNBGA complied, in all material respects, with the servicing requirements in Article IV, Section 4.03 of the Agreement during the period March 5, 1996 through December 31, 1996.


/s/ FRED WINKLER
Fred Winkler
Executive Vice President
First Union National Bank of Georgia

/s/ JAMES H. GILBRAITH II
James H. Gilbraith II
Vice President and Managing Director
First Union National Bank of Georgia


March 27, 1997